Exhibit 99.2

Cortina Asset Management, LLC

Balance Sheets

As of June 30, 2019 and 2018		2019	2018

	Assets:
Current assets:
Cash and cash equivalents		$1,281,785	$342,681
Advisory fees receivable		1,604,350	2,072,382
Affiliated companies receivable		20,250	—
Prepaid expenses		185,560	244,292

Total current assets		3,091,945	2,659,355

Property and equipment:
Furniture and office equipment		182,780	189,362
Computer equipment and software		311,417	322,693

Total property and equipment		494,197	512,055
Less: Accumulated depreciation		(464,335)	(459,837)

Net property and equipment		29,862	52,218

Security deposit related to lease		33,705	33,705

TOTAL ASSETS		$3,155,512	$2,745,278

	Liabilities and Members' Equity:
Current liabilities:
Accounts payable		$—	$4,505
Accrued expenses and other		900,640	128,506
Equity appreciation rights liability		195,453	—

Total current liabilities		1,096,093	133,011

Members' equity		2,059,419	2,612,267

TOTAL LIABILITIES AND MEMBERS' EQUITY		$3,155,512	$2,745,278

See accompanying notes to financial statements.

Cortina Asset Management, LLC

Statements of Income and Members' Equity

Six Month Periods Ended June 30, 2019 and 2018	2019	2018

Advisory fees	$6,323,687	$8,006,800

Operating expenses	3,767,810	2,954,731

Income from operations	2,555,877	5,052,069

Other income (expense):
Interest income	3,726	—
Loss on disposal of property and equipment	(3,110)	—

Total other income	616	—

Net income	2,556,493	5,052,069

Members' equity, January 1st	465,022	1,650,424
Purchase of member's units	—	(400,000)
Distributions to members	(962,096)	(3,690,226)

Members' equity, ending	$2,059,419	$2,612,267

See accompanying notes to financial statements.

Cortina Asset Management, LLC

Statements of Cash Flows

Six Month Periods Ended June 30, 2019 and 2018	2019	2018

Increase (decrease) in cash and cash equivalents:
Cash flows from operating activities:
Net income	$2,556,493	$5,052,069

Adjustments to reconcile net income to net cash from operating activities:
Depreciation	8,249	18,333
Gain on disposal of equipment	3,110	—
Changes in operating assets and liabilities:
Advisory fees receivable	(150,471)	553,625
Prepaid expenses	(25,886)	(60,781)
Security deposit	—	33,705
Accounts payable	(11,336)	(9,866)
Accrued expenses and other	(2,516,950)	(2,103,119)

Net cash from operating activities	(136,791)	3,483,966

Cash flows from investing activities:
Purchases of property and equipment	(1,603)	(1,670)

Cash flows from financing activities:
Purchase of member's units	—	(400,000)
Members distributions	(962,096)	(3,690,226)

Net cash from financing activities	(962,096)	(4,090,226)

Net change in cash and cash equivalents	(1,100,490)	(607,930)
Cash and cash equivalents at beginning of year	2,382,275	950,611

Cash and cash equivalents at end of year	$1,281,785	$342,681

See accompanying notes to financial statements.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 1: Summary of Significant Accounting Policies

Principal Business Activity

Cortina Asset Management, LLC (the "Company") is an investment advisor registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 and is subject to regulations promulgated by the states in which the Company does business. The Company provides discretionary asset management services to mutual funds, corporations, pension and profit-sharing plans, foundations, trusts, individuals and other separate accounts.

Acquisition and Subsequent Event

On April 12, 2019, Silvercrest Asset Management Group Inc. entered into an Asset Purchase Agreement (the “Purchase Agreement”) with the Company to acquire, directly or through a designated affiliate, substantially all of the assets of the Company. On July 1, 2019, the acquisition was completed pursuant to the Purchase Agreement.

Cash and Cash Equivalents

Cash equivalents are defined as short-term, highly liquid investments, which are readily convertible to cash and have remaining maturities of three months or less at the date of acquisition.

Advisory Fees Receivable

Revenue results primarily from investment advisory fees, which generally are billed on a quarterly basis. Certain clients are billed in advance on the first day of the quarter and other clients are billed at the end of each quarter. Amounts related to advance billings are deferred and recognized over the related advisory service periods using the straight-line method.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 1: Summary of Significant Accounting Policies (Continued)

Revenue Recognition

In May 2014, the Financial Accounting Standards Board (the “FASB”) issued ASC 606 (ASU No. 2014-09), “Revenue from Contracts with Customers”, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The Company adopted the requirement of the new standard on January 1, 2019 using the full retrospective transition method.  The  Company has evaluated the impact of ASC 606 on the Financial Statements. The impact of adopting ASC 606 (ASU No. 2014-09) is de minimis to the Company’s financial statements and recognition of revenue when compared to ASC 605. The new revenue standard requires more comprehensive revenue recognition disclosure in the Company’s notes to the financial statements.

The Company generates revenue from management and advisory fees. Management and advisory fees are generated by managing assets on behalf of separate accounts and acting as investment advisor for various client investment funds. The fee income is recognized throughout the course of the period in which these services are provided.  There is no performance-based fees.

Use of Estimates in Preparation of Financial Statements

The preparation of accompanying financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses.  Actual results may differ from these estimates and are subject to change in the near term.

Property and Equipment

Property and equipment are recorded at cost. Gains or losses on disposition of property and equipment are reflected in income. Depreciation on assets is computed using the straight-line method for financial reporting purposes (3 to 15 years).

Maintenance and repair costs are charged to expense as incurred and improvements are added to property and equipment accounts.

Income Taxes

Pursuant to the operating agreement, Cortina Asset Management, LLC's taxable income is included in the individual tax returns of its members for federal and, when allowable, state income tax purposes.

Subsequent Events

The Company has evaluated subsequent events through August 21, 2019, which is the date the financial statements were available to be issued.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 2: Equity Appreciation Rights Plan

The Company's equity appreciation rights plan ("EAR") provides incentive equity appreciation rights to its full- time employees who have been designated to participate. The EAR represents the right to receive, in cash, the increase in value of the Company's equity from the time of issuance to the payout date and vest ratably over a 2- year period. The Company has total discretion and authority to determine eligible participants, awarding of rights, method of payment of benefits, etc. as outlined in the EAR. The Company recognizes compensation expense over the vesting period of the rights. The Company estimates that the value of the Company has changed from the point in time when the rights were issued through June 30, 2019.  Therefore, a liability of $195,453 has been recorded at June 30, 2019. As of June 30, 2018, management estimated that the liability was not material and no liability was recorded.

Note 3: Revenue Recognition

Revenues are earned over time based on assets under management ("AUM") using the fair value methods. Market appreciation/depreciation of the AUM has a significant impact on revenue. The Company has presented AUM using the GAAP framework for measuring fair value. That framework provides a three-level fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs based on company assumptions (Level 3). A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the instrument’s fair value measurement. The three levels within the fair value hierarchy are described as follows:

•Level 1—includes quoted prices (unadjusted) in active markets for identical instruments at the measurement date. The types of financial instruments included in Level 1 include unrestricted securities, including equities listed in active markets.

•Level 2—includes inputs other than quoted prices that are observable for the instruments, including quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, or inputs other than quoted prices that are observable for the instruments. The type of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and managed funds whose net asset value is based on observable inputs.

•Level 3—includes one or more significant unobservable inputs. Financial instruments that are included in this category include assets under management primarily comprised of investments in privately held entities, limited partnerships, and other instruments where the fair value is based on unobservable inputs.

The table below summarizes the approximate amount of assets under management for the periods indicated for which fair value is measured based on Level 1, Level 2 and Level 3 inputs.

	Level 1	Level 2	Level 3	Total
June 30, 2019 AUM	$1,644,295,000	$—	$—	$1,644,295,000
June 30, 2018 AUM	$2,175,045,000	$—	$—	$2,175,045,000

All of the assets under management are valued by independent pricing services based upon observable market prices or inputs, the Company believes market risk is the most significant risk underlying valuation of assets under management.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 4: Operating Agreement

The Company and its members are party to an Operating Agreement (“Agreement”) which governs the operations and management of the Company. The Agreement specifies the methods to be used to allocate annual profits, losses, and distributions to its members.

In the event of a member death, disability, or retirement, the Company shall purchase the departing member’s interest. The purchase price will be determined based on the fair market value of the Company. However, under certain circumstances the departing member shall have the option to retain their interest. The Company’s purchase price shall be based on the departing member’s pro rata share of the Company’s fair market value. The Agreement also contains provisions related to the transfer of member interests under defined circumstances.

Note 5: Guaranteed Payments

Guaranteed payments are payments made to the members for services rendered to the Company. The payments are determined without regard to the Company's income for the period or their respective ownership percentages. Health and life insurance payments made by the Company on behalf of the members are also included in guaranteed payments. These amounts are recorded as operating expenses on the statements of income and members' equity.

Note 6: Lease Commitments

The Company leases an office facility pursuant to an operating lease agreement that requires monthly payments of $11,600. The Company leased a second office facility pursuant to an operating lease agreement that required monthly payments of $18,800 that ended April 2019. The Company is responsible for certain operating costs of both facilities above the monthly base lease payments.

Lease expense for the office facilities is recognized on a straight-line basis over the non-cancelable term. Lease expense was lower than rental payments by $4,737 and $2,648 during the six-month periods ended June 30, 2019 and 2018, respectively. Deferred lease expense totaled $5,056 and $16,270 as of June 30, 2019 and 2018, respectively, and is included in accrued expenses and other on the balance sheet.

The Company leases office equipment which expires at various times through November 2021 with monthly payments ranging from $329 to $1,456.

Lease expense totaled approximately $144,368 and $179,378 for the six-month periods ended 2019 and 2018, respectively.

Note 7: Defined Contribution Retirement Plan

The Company sponsors a defined contribution plan in which substantially all employees are participants. The Company's discretionary contribution expense was $94,139 and $4,938 for the six-month periods ended June 30, 2019 and 2018, respectively.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 8: Major Clients

Information regarding the Company's major client is as follows for the six-month periods ended June 30:

	2019			2018
	Advisory Fees Receivable	Advisory Fees	Percent of Total Advisory Fees	Advisory Fees Receivable	Advisory Fees	Percent of Total Advisory Fees
Customer A	$276,000	$548,000	8.67%	$455,000	$924,000	11.54%
Customer B	$337,000	$674,000	10.66%	$375,000	$953,000	11.90%

Independent Auditor's Report

Members

Cortina Asset Management, LLC Milwaukee, Wisconsin

Report on the Financial Statements

We have audited the accompanying financial statements of Cortina Asset Management, LLC (the "Company"), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income and members' equity, and cash flows for the years then ended and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of  the risks of material misstatement of the financial statements whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not  for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cortina Asset Management, LLC as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States.

Wipfli LLP

April 2, 2019

Milwaukee, Wisconsin

Cortina Asset Management, LLC

Balance Sheets

As of December 31, 2018 and 2017		2018	2017

	Assets:
Current assets:
Cash and cash equivalents		$2,382,275	$950,611
Advisory fees receivable		1,474,129	2,626,007
Prepaid expenses		159,674	183,511

Total current assets		4,016,078	3,760,129

Property and equipment:
Furniture and office equipment		189,362	189,362
Computer equipment and software		324,150	321,023

Total property and equipment		513,512	510,385
Less: Accumulated depreciation		(473,894)	(441,504)

Net property and equipment		39,618	68,881

Security deposit related to lease		33,705	67,410

TOTAL ASSETS		$4,089,401	$3,896,420

	Liabilities and Members' Equity:
Current liabilities:
Accounts payable		$11,336	$14,371
Accrued expenses and other		3,433,743	2,231,625
Equity appreciation rights liability		179,300	—

Total current liabilities		3,624,379	2,245,996

Members' equity		465,022	1,650,424

TOTAL LIABILITIES AND0MEMBERS' EQUITY		$4,089,401	$3,896,420

See accompanying notes to financial statements.

Cortina Asset Management, LLC

Statements of Income and Members' Equity

Years Ended December 31, 2018 and 2017	2018	2017

Advisory fees	$15,672,626	$18,192,296

Operating expenses	9,126,083	8,243,837

Income from operations	6,546,543	9,948,459

Other income (expense):
Interest income	2,346	217
Loss on disposal of property and equipment	—	(22,838)

Total other income (expense)	2,346	(22,621)

Net income	6,548,889	9,925,838

Members' equity, beginning	1,650,424	1,587,054
Purchase of member's units	(400,000)	—
Distributions to members	(7,334,291)	(9,862,468)

Members' equity, ending	$465,022	$1,650,424

See accompanying notes to financial statements.

Cortina Asset Management, LLC

Statements of Cash Flows

Years Ended December 31, 2018 and 2017	2018	2017

Increase (decrease) in cash and cash equivalents:
Cash flows from operating activities:
Net income	$6,548,889	$9,925,838

Adjustments to reconcile net income to net cash from operating activities:
Depreciation	32,390	41,990
Loss on disposal of equipment	—	22,838
Changes in operating assets and liabilities:
Advisory fees receivable	1,151,878	(143,811)
Prepaid expenses	23,837	(980)
Security deposit	33,705	—
Accounts payable	(3,035)	(17,727)
Accrued expenses and other	1,381,418	(235,727)

Net cash from operating activities	9,169,082	9,592,421

Cash flows from investing activities:
Purchases of property and equipment	(3,127)	(8,098)

Cash flows from financing activities:
Purchase of member's units	(400,000)	—
Members distributions	(7,334,291)	(9,862,468)

Net cash from financing activities	(7,734,291)	(9,862,468)

Net change in cash and cash equivalents	1,431,664	(278,145)
Cash and cash equivalents at beginning of year	950,611	1,228,756

Cash and cash equivalents at end of year	$2,382,275	$950,611

See accompanying notes to financial statements.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 1: Summary of Significant Accounting Policies

Principal Business Activity

Cortina Asset Management, LLC (the "Company") is an investment advisor registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 and is subject to regulations promulgated by the states in which the Company does business. The Company provides discretionary asset management services to mutual funds, corporations, pension and profit-sharing plans, foundations, trusts, individuals and other separate accounts.

Cash and Cash Equivalents

Cash equivalents are defined as short-term, highly liquid investments, which are readily convertible to cash and have remaining maturities of three months or less at the date of acquisition.

Advisory Fees Receivable and Revenue Recognition

Revenue results primarily from investment advisory fees, which generally are billed on a quarterly basis. Investment advisory fees are based upon a percentage of assets that the Company manages. Certain clients are billed in advance on the first day of the quarter and other clients are billed at the end of each quarter based on assets under management. Amounts related to advance billings are deferred and recognized over the related advisory service periods using the straight-line method. The Company does not have an allowance for uncollectible accounts, management will write off any account deemed uncollectible at the time.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU, as amended, provides comprehensive guidance on the recognition of revenue from customers arising from the transfer of goods and services, guidance on accounting for certain contract costs, and new disclosures. The new standard supersedes current revenue recognition requirements in FASB Accounting Standards Codification (ASC) Topic 605, Revenue Recognition, and most industry-specific guidance. When adopted, the amendments in the ASU must be applied using one of two retrospective methods. ASU No. 2014-09 is effective for nonpublic companies for annual periods beginning after December 15, 2018.  The Company is currently evaluating the impact of the provisions of ASC 606.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). This ASU requires lessees to record assets and liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of operations. ASU No. 2016-02 is effective for nonpublic companies for annual periods beginning after December 15, 2019. The Company is currently evaluating the impact of the provisions of this pronouncement.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 1: Summary of Significant Accounting Policies (Continued)

Use of Estimates in Preparation of Financial Statements

The preparation of accompanying financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. The most significant estimate relates to the Equity Appreciation Rights Plan (Note 2).  Actual results may differ from these estimates and are subject to change in the near term.

Property and Equipment

Property and equipment are recorded at cost. Gains or losses on disposition of property and equipment are reflected in income. Depreciation on assets is computed using the straight-line method for financial reporting purposes (3 to 15 years).

Maintenance and repair costs are charged to expense as incurred and improvements are added to property and equipment accounts.

Income Taxes

Pursuant to the operating agreement, Cortina Asset Management, LLC's taxable income is included in the individual tax returns of its members for federal and, when allowable, state income tax purposes.

Subsequent Events

The Company has evaluated subsequent events through April 2, 2019, which is the date the financial statements were available to be issued.

Note 2: Equity Appreciation Rights Plan

The Company's equity appreciation rights plan ("EAR") provides incentive equity appreciation rights to its full- time employees who have been designated to participate. The EAR represents the right to receive, in cash, the increase in value of the Company's equity from the time of issuance to the payout date and vest ratably over a 2 year period. The Company has total discretion and authority to determine eligible participants, awarding of rights, method of payment of benefits, etc. as outlined in the EAR. The Company recognizes compensation expense over the vesting period of the rights. The Company estimates that the value of the Company has changed from the point in time when the rights were issued through December 31, 2018.  Therefore, a liability of $179,300 has been recorded at December 31, 2018. As of December 31, 2017, management estimated that the liability was not material and no liability was recorded.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 3: Operating Agreement

The Company and its members are party to an Operating Agreement (“Agreement”) which governs the operations and management of the Company. The Agreement specifies the methods to be used to allocate annual profits, losses, and distributions to its members.

In the event of a member death, disability, or retirement, the Company shall purchase the departing member’s interest. The purchase price will be determined based on the fair market value of the Company. However, under certain circumstances the departing member shall have the option to retain their interest. The Company’s purchase price shall be based on the departing member’s pro rata share of the Company’s fair market value. The Agreement also contains provisions related to the transfer of member interests under defined circumstances.

Note 4: Guaranteed Payments

Guaranteed payments are payments made to the members for services rendered to the Company. The payments are determined without regard to the Company's income for the year or their respective ownership percentages. Health and life insurance payments made by the Company on behalf of the members are also included in guaranteed payments. These amounts are recorded as operating expenses on the statements of income and members' equity.

Note 5: Lease Commitments

The Company leases an office facility pursuant to an operating lease agreement that requires monthly payments of $11,600 through December 2020. The Company leases a second office facility pursuant to an operating lease agreement that requires monthly payments of $17,500 through April 2019. The Company is responsible for certain operating costs of both facilities above the monthly base lease payments.

Lease expense for the office facilities is recognized on a straight-line basis over the non-cancelable term. Lease expense was lower than rental payments by $9,124 and $5,524 during 2018 and 2017, respectively. Deferred lease expense totaled $9,793 and $18,918 as of December 31, 2018 and 2017, respectively, and is included in accrued expenses and other on the balance sheet.

The Company leases office equipment which expires at various times through May 2020 with monthly payments ranging from $322 to $1,342.

Lease expense totaled $359,927 for 2018 and $360,651 for 2017. Future minimum required lease payments are $236,490 for 2019, $161,089 for 2020 and $16,021 for 2021.

Note 6: Defined Contribution Retirement Plan

The Company sponsors a defined contribution plan in which substantially all employees are participants. The Company's discretionary contribution expense was $102,460 for 2018 and $114,702 for 2017.

Cortina Asset Management, LLC

Notes to Financial Statements

Note 7: Major Clients

Information regarding the Company's major clients, which are generally clients with over 10% of total advisory fees or total advisor fees receivable, is as follows for the years ended December 31:

	2018			2017
	Advisory Fees Receivable	Advisory Fees	Percent of Total Advisory Fees	Advisory Fees Receivable	Advisory Fees	Percent of Total Advisory Fees
Customer A	$225,000	$1,553,000	9.91%	$490,000	$2,371,000	13.03%
Customer B	$278,000	$1,586,000	10.12%	$629,000	$1,882,000	10.35%